PCS Commodity Strategy Fund

Class A Shares (Symbol: PCYAX)

Class C Shares (Symbol: PCYCX)

Class I Shares (Symbol: PCYIX)

Prospectus

December 3, 2014,

as amended December 19, 2014

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

PCS Commodity Strategy Fund

a series of the Northern Lights Fund Trust II (the “Trust”)

TABLE OF CONTENTS

SUMMARY SECTION	1
INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	6
INVESTMENT OBJECTIVE	6
PRINCIPAL INVESTMENT STRATEGIES	6
PRINCIPAL RISKS OF INVESTING IN THE FUND	7
PORTFOLIO HOLDINGS INFORMATION	11
MANAGEMENT OF THE FUND	11
THE ADVISER	11
PORTFOLIO MANAGERS	12
RELATED PERFORMANCE INFORMATION OF THE ADVISER	13
SHAREHOLDER INFORMATION	14
CHOOSING A SHARE CLASS	15
MORE ABOUT CLASS A SHARES	15
MORE ABOUT CLASS C SHARES	17
MORE ABOUT CLASS I SHARES	18
SHARE PRICE	18
HOW TO PURCHASE SHARES	19
HOW TO REDEEM SHARES	21
REDEMPTION FEE	22
TOOLS TO COMBAT FREQUENT TRANSACTIONS	23
DISTRIBUTION OF FUND SHARES	24
DISTRIBUTIONS AND TAXES	25
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	25
FINANCIAL HIGHLIGHTS	26
PRIVACY NOTICE	27

Summary Section

Investment Objective.  The investment objective of the PCS Commodity Strategy Fund (the “Fund”) is to seek to provide long term total return.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and under “Shareholder Information – More About Class A Shares” beginning on page 15 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or NAV at redemption)	1.00%(1)	1.00%(2)	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%	0.79%	0.79%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(3)	0.89%	0.89%	0.89%
Total Annual Fund Operating Expenses(4)	1.93%	2.68%	1.68%
Fee Waiver/Expense Reimbursement	(0.58)%	(0.58)%	(0.58)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	1.35%	2.10%	1.10%

(1)

A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 12 months of their purchase when an initial sales charge was not paid on the purchase.

(2)

A maximum contingent deferred sales charge ("CDSC") of 1.00% will apply to certain redemptions of Class C shares made within the first 12 months of their purchase.

(3)

These expenses are based on estimated amounts for the Fund’s current fiscal year.

(4)

This number represents an estimate for the Fund’s current fiscal year of the combined total fees and operating expenses of underlying funds owned by the Fund and would not be a direct expense incurred by the Fund or deducted from Fund assets.

(5)

Pursuant to an operating expense limitation agreement between Price Asset Management, Inc. (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Fund do not exceed 1.35%, 2.10% and 1.10% , of the Fund’s average net assets, for Class A. Class C and Class I shares, respectively, through December 31, 2015.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Class A	$680	$1,070
Class C	$213	$777
Class I	$112	$473

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in (a) a portfolio of commodity-linked futures contracts traded on U.S. and foreign exchanges and (b) a fixed-income portfolio made up primarily of cash, cash equivalents, short-term U.S. government securities, and certain other money market instruments.

Commodity Investments.  The Fund will follow a rules-based methodology to seek to replicate the Rogers International Commodity Index® (the “Index”). The Index is a composite, U.S. dollar-based, total return index. The Index was designed to meet the need for consistent investing in a broad based international vehicle; it represents the value of a basket of commodities consumed in the global economy, including agricultural, energy and metal products. The value of this basket is tracked via futures contracts on 37 different exchange-traded physical commodities, quoted in four currencies, listed on ten exchanges in four countries. The Index aims to be an effective measure of the price action of raw materials not just in the United States but also around the world. The Index’s weightings attempt to balance consumption patterns worldwide (in developed and developing countries) of raw materials on the one hand, and the liquidity of the futures contracts on the raw materials on the other hand.  Each month, the Fund will rebalance the Fund’s futures positions back to the RICI®’s initial weightings.

The Fund will hold long-only positions in the futures contracts underlying the Index. Accordingly, the value of the Fund’s futures portfolio will increase only if, in aggregate, the value of the component raw materials represented in the futures portfolio increases.  The Fund will use a series of rules to generate trades and positions in commodity-linked futures contracts that seek to track the Index.

The Fund expects to gain exposure to the commodities market indirectly by investing up to 25% of its total assets (measured at the time of investment) in a wholly-owned and controlled in subsidiary (the “Subsidiary”), which is designed to enhance the ability of the Fund to obtain exposure to the commodities market through commodity-linked futures investments consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies.  Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same Investment Company Act of 1940 (“1940 Act”) asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives.

Fixed Income Investments.  Assets not invested by the Fund in the Subsidiary or directly in commodity-linked futures contracts are invested in cash, cash equivalents, short-term U.S. government securities, and certain other money market instruments. The Fund’s fixed income investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•

Commodities Risk: Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional equity and fixed income securities.  Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

•

Derivatives Risk: The Fund may use derivatives (including commodity futures and options on futures) to enhance returns or hedge against market declines.  The Fund’s indirect use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk, counterparty default risk and tracking risk.  The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. Trading in the futures and forward markets typically results in volatile performance.  Several occasions in the recent past have witnessed sudden and major reversals in these markets, resulting in major losses for traders.

•

Counterparty Risk:  A financial institution or other counterparty with whom the Fund does business may decline in financial condition and become unable or unwilling to honor its commitments. This could cause the value of Fund shares to decline and/or the Fund could experience delays in the delivery of loans or other income securities purchased from the counterparty or of proceeds of a sale of a loan or other income security to a counterparty.

•

Fixed Income Risks: Fixed income securities are subject to the risk that securities could lose value because of interest rate changes.  Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.  Fixed income securities are also subject to prepayment and credit risks.

•

Foreign Currency and Foreign Exchange Risk:  Investments in futures contracts denominated in foreign currencies involves the risk that the currencies in which those instruments are denominated will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments in foreign currency-denominated futures contracts may reduce the returns of the Fund.  Furthermore, the Fund’s investments in contracts that trade on foreign exchanges involve risks not associated with investing in U.S. contracts.  Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets.  There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

•

Leverage Risk:  Using derivatives like commodity futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

•

Limited History of Operations Risk: The Fund has a limited history of operation.  In addition, the Adviser has limited experience managing a mutual fund.

•

Management Risk: The risk that investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

•

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.  When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Market Disruption Risk:     Most United States futures exchanges limit fluctuations in some futures contract prices during a single day by regulations referred to as “daily limits.”  During a single trading day, no trades may be executed in such contracts at prices beyond the daily limit.  Futures prices have occasionally moved to the daily limit for several consecutive days with little or no trading.  Similar occurrences could prevent the Fund from executing trades and subject the Fund to substantial losses.  Also, the Commodity Futures Trading Commission (“CFTC”) or exchanges (both U.S. exchanges and non-U.S. exchanges) may suspend or limit trading, and exchanges may be subject to periods of illiquidity.

•

Futures Commission Merchant Failure Risk:  A futures commission merchant (“FCM”) is required to segregate assets pursuant to CFTC regulations.  If the assets of the Fund were not so segregated, the Fund would be subject to the risk of the failure of such an FCM.  Even given proper segregation, in the event of the insolvency of an FCM, the Fund may be subject to a risk of loss of its funds and would be able to recover only a pro rata share (together with all other commodity customers of such FCM) of assets, such as United States Treasury bills, specifically traceable to the account of the Fund and its investors.  In addition, under certain circumstances, such as the inability of another client of an FCM or the FCM itself to satisfy substantial deficiencies in such other client’s account, a client may be subject to a risk of loss of the funds on deposit with the FCM, even if such funds are properly segregated.

•

Regulatory Risk:   The regulation of the U.S. commodities markets has undergone substantial change in recent years, a process which is expected to continue, particularly as rules are enacted by the CFTC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Reform Act”).  In addition to regulatory changes, the economic features of the markets to be traded by the Fund have undergone, and are expected to continue to undergo, rapid and substantial changes as new strategies and instruments are introduced.

•

Tax Risk: Certain of the Fund’s investment strategies, including transactions in futures contracts and options or futures contracts, may be subject to the special tax rules, the effect of which may have adverse tax consequences for the Fund.  Also, by investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Fund.  However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.  Additionally, the Internal Revenue Service (“IRS”) has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  However, the IRS has suspended issuance of any further letters pending a review of its position.  If the IRS were to change its position with respect to the conclusions reached in its private letter rulings (which change in position might be applied to the Fund retroactively), the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

•

Wholly-Owned Subsidiary Risk:  The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  The Adviser has, on behalf of the Subsidiary, filed with the National Futures Association a notice claiming exemption from the CFTC’s reporting and disclosure requirements in accordance with Part 4 of the CFTC Regulations.  The CFTC regulations provide relief relating to CFTC disclosure and reporting requirements for commodity pools, such as the Subsidiary, that are operated by a commodity pool operator (a “CPO”) that is the same as, controls, is controlled by or is under common control with the CPO of an offered pool (such as the Fund).  Changes in the laws or regulations of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

•

Non-Diversification Risk: The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

Performance.  Because the Fund is new, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance information will be available at no cost by calling the Fund toll-free at 1-844-828-3242.

Investment Adviser.  Price Asset Management, Inc. serves as the Fund’s investment adviser.

Portfolio Managers.  The persons listed below serve as the Fund’s portfolio managers; their activity is conducted through an investment committee that meets regularly to review the investment operations of the Fund:

Portfolio Managers	Primary Title	With the Fund since:
The Adviser
John D. Reese	Chief Executive Officer of the Adviser	September 2014
David F. Schink	Chief Operating Officer/General Counsel of the Adviser	September 2014
Roxanne Bennett	Executive Vice President of the Adviser	September 2014
Alan Konn	Managing Director	September 2014

Purchase and Sale of Fund Shares.  You may conduct transactions by mail (PCS Commodity Strategy Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha NE 68130), or by telephone at 1-844-828-3242.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment in each share class of the Fund is $5,000, $5,000 and $5,000,000 for Class A, Class C and  Class I, respectively, with a minimum subsequent investment of $500, $500 and $10,000 for Class A, Class C and Class I, respectively, although the Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Under certain circumstances, withdrawals from a 401(k) plan or an individual retirement account are taxable.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective

The investment objective of the PCS Commodity Strategy Fund (the “Fund”) is to seek to provide long term total return.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, in (a) a portfolio of commodity-linked futures contracts traded on U.S. and foreign exchanges and (b) a fixed-income portfolio made up primarily of cash equivalents, U.S. government securities and other high-quality short-term debt securities and certain other money market instruments.

Commodity Investments. The Fund will follow a rules-based methodology to seek to replicate the Rogers International Commodity Index® (the “Index”). The Index is a composite, U.S. dollar-based, total return index. The Index was designed to meet the need for consistent investing in a broad based international vehicle; it represents the value of a basket of commodities consumed in the global economy, including agricultural, energy and metal products. The value of this basket is tracked via futures contracts on 37 different exchange-traded physical commodities, quoted in four currencies, listed on ten exchanges in four countries. The Index aims to be an effective measure of the price action of raw materials not just in the United States but also around the world. The Index’s weightings attempt to balance consumption patterns worldwide (in developed and developing countries) of raw materials on the one hand, and the liquidity of the futures contracts on the raw materials on the other hand.

The specific components and weighting of the Index are reevaluated periodically by a committee consisting of representatives of a number of providers and/or distributors of investment products linked to the Index and the Index calculation agent (the “Index Committee”). The Index Committee is chaired by James Beeland Rogers, Jr., the developer of the Index, and Mr. Rogers, as chairman, is the final arbiter with respect to any changes of the Index’s components or their weightings.1 The Fund’s adviser, Price Asset Management, Inc., is entitled to appoint a member to the Index Committee; Mr. Reese, CEO of Price Asset Management, Inc. currently sits on the Index Committee.

The Index Committee meets, at minimum, each year, generally in December, to consider changes in the components and weightings of the Index for the following year. The Index’s composition is modified only in rare occasions, in order to maintain transparency, consistency, and stability. Generally, the selection and weighting of the items in the Index are reviewed annually by the Index Committee, and weights for the next year are assigned every December; however, such changes may be made at any time.

The Fund will hold long-only positions in the futures contracts underlying the Index. Accordingly, the value of the Fund’s futures portfolio will increase only if, in aggregate, the value of the component raw materials represented in the futures portfolio increases.  The Fund will use a series of rules which generates trades and positions in commodity-linked futures contracts that seeks to track the Index. The Fund’s adviser selects a futures commission merchant (“FCM”)to execute trades for the Fund, generally in its discretion, on the basis of various factors, including quality of executions, commission rates and any ancillary services provided, although no assurance is given that it will be possible to execute trades regularly at or near the desired buy or sell price.

_____________
1 “Jim Rogers”, “James Beeland Rogers, Jr.”, and “Rogers” are trademarks and service marks of, and “Rogers International Commodity Index” and “RICI®” are registered service marks of, Beeland Interests, Inc., which is owned and controlled by James Beeland Rogers, Jr., and are used subject to license.  The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are owned and licensed by James Beeland Rogers, Jr.” The PCS Commodities Strategy Fund Shares are not sponsored, endorsed, sold or promoted by Beeland Interests, Inc. (“Beeland Interests”), James B. Rogers, Jr. or their affiliates.  Neither Beeland Interests, James B. Rogers, Jr. nor their affiliates makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this prospectus, or the advisability of investing in securities or commodities generally, or in PCS Commodities Strategy Fund Shares or in futures particularly.

Since the Fund’s portfolio is based on the Index, there is no active trading by the Fund in the traditional sense.  A substantial portion of the trading by the Fund is made for the purpose of rolling positions from near delivery dates to later delivery dates in order to ensure that the Fund will not take actual delivery of a physical commodity. These rolling trades, made pursuant to a predetermined formula and rules, are placed and effected, to the extent possible, as spread transactions, in which the Fund simultaneously buys and sells futures contracts corresponding to the same commodity, but for delivery in different months. The Fund also engages in trading, monthly as necessary, to rebalance the Fund’s exposure to each commodity to its intended weighting within the Index. Such rebalance trades are necessarily outright trades (buy to increase exposure or sell to decrease exposure), unlike the roll trades described above.  Finally, the Fund will trade daily, as necessary, to accommodate additions to, and withdrawals from, the Fund.

The Fund expects to gain exposure to the commodities market indirectly by investing up to 25% of its total assets (measured at the time of investment) in a wholly-owned and controlled in subsidiary (the “Subsidiary”), which is designed to enhance the ability of the Fund to obtain exposure to the commodities market through commodity-linked futures investments consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies.  Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives.

Fixed Income Investments.  Assets not invested by the Fund in the Subsidiary or directly in commodity-linked futures contracts are invested in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Fund’s fixed income investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.  The principal risks of investing in the Fund are:

Commodity Risk: The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.  Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract.  Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.  In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.  The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty.  The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Derivatives Risk:  The Fund may use derivatives (including commodity futures and options on futures) to gain exposure to commodities, enhance returns or hedge against market declines.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  Derivative prices are highly volatile and may fluctuate substantially during a short period of time.  Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.  Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.  Derivative contracts ordinarily have leverage inherent in their terms.  The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage.  Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund.  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.  The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

Counterparty Risk: A financial institution or other counterparty with whom the Fund does business may decline in financial condition and become unable or unwilling to honor its commitments. This could cause the value of Fund shares to decline and/or the Fund could experience delays in the delivery of loans or other income securities purchased from the counterparty or of proceeds of a sale of a loan or other income security to a counterparty.

Fixed-Income Risk: When the Fund invests in fixed-income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).  These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency and Foreign Exchange Risk:  Investments in futures contracts denominated in foreign currencies involves the risk that the currencies in which those instruments are denominated will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments in foreign currency-denominated futures contracts may reduce the returns of the Fund.  Furthermore, the Fund’s investments in contracts that trade on foreign exchanges involve risks not associated with investing in U.S. contracts.  Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets.  There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Counterparty Risk:  The Fund may enter into foreign investment contracts with a counterparty which will subject the Fund to counterparty risk (see “Counterparty Risk” above).

Geographic Risk:  If the Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments.  The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.

Political / Economic Risk:  Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States.

Regulatory Risk:  Foreign counterparties and foreign exchanges are generally not subject to the same degree of regulation as are U.S. counterparties and U.S. exchanges.  The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Transaction Costs Risk:  The costs of entering into foreign contracts, including tax, brokerage, and custody costs, generally are higher than those involving domestic transactions.

Leverage Risk:  Using derivatives like commodity futures and options to increase the Fund’s combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile.  The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.  The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Limited History of Operations Risk: The Fund has a limited history of operation.  In addition, the Adviser has limited experience managing a mutual fund.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to an adviser’s management of individual and institutional accounts.  As a result, investors cannot judge the Adviser by a mutual fund-specific track record and it may not achieve its intended result in managing the Fund.

Management Risk: The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests.  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities, and managed futures strategies in which the Fund invests may prove to be incorrect and may not produce the desired results.  The Fund’s profitability will also depend upon the ability of the Adviser to select suitable investments for the Fund’s wholly-owned Subsidiary, and upon the Adviser’s ability to successfully allocate among securities that employ managed futures profitably and the Adviser’s judgments about the attractiveness, value and potential appreciation the securities in which the Fund will invest.  There can be no assurance that any of the securities selected by the Adviser will produce positive returns.

Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests directly and indirectly through its wholly-owned Subsidiary.  The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment.  The price of securities and derivatives may rise or fall because of economic or political changes.  Security and derivative prices in general may decline over short or even extended periods of time.  Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

Market Disruption Risk:     Most United States futures exchanges limit fluctuations in some futures contract prices during a single day by regulations referred to as “daily limits.”  During a single trading day, no trades may be executed in such contracts at prices beyond the daily limit.  Once the price of a futures contract has increased or decreased to the limit point, positions can be neither taken nor liquidated.  Futures prices have occasionally moved to the daily limit for several consecutive days with little or no trading.  Similar occurrences could prevent the Fund from executing trades and subject the Fund to substantial losses.  Also, the Commodity Futures Trading Commission (“CFTC”) or exchanges may suspend or limit trading.  Trading on non-United States exchanges and in the forward currency markets is not subject to daily limits, although such trading is also subject to periods of significant illiquidity.

Futures Commission Merchants Failure Risk: A futures commission merchant (“FCM”) is required to segregate assets pursuant to CFTC regulations.  If the assets of the Fund were not so segregated, the Fund would be subject to the risk of the failure of such an FCM.  Even given proper segregation, in the event of the insolvency of an FCM, the Fund may be subject to a risk of loss of its funds and would be able to recover only a pro rata share (together with all other commodity customers of such FCM) of assets, such as United States Treasury bills, specifically traceable to the account of the Fund and its investors.  In commodity broker insolvencies, customers have, in fact, been unable to recover from the broker’s estate the full amount of their “customer” funds.  In addition, under certain circumstances, such as the inability of another client of an FCM or the FCM itself to satisfy substantial deficiencies in such other client’s account, a client may be subject to a risk of loss of the funds on deposit with the FCM, even if such funds are properly segregated.  In the case of any such bankruptcy or client loss, a client might recover only a pro rata share of all property available for distribution to all of the FCM’s clients or possibly, nothing at all.

Regulatory Risk:   The regulation of the U.S. commodities markets has undergone substantial change in recent years, a process which is expected to continue, particularly as rules are enacted by the CFTC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Reform Act”).  For instance, the Fund’s investments may need to be modified, and commodity contract positions held by the Fund and/or the Subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits as may be established by the CFTC, potentially subjecting the Fund to substantial losses.  In addition to regulatory changes, the economic features of the markets to be traded by the Fund have undergone, and are expected to continue to undergo, rapid and substantial changes as new strategies and instruments are introduced.

Tax Risk:  The Fund’s short sales and transactions in futures contracts and options or futures contracts will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.  These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders.  The Fund’s use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.  Additionally, by investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code.  Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”).  The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.  The Internal Revenue Service (“IRS”) has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M.  The IRS, however, has suspended issuance of any further private letter rulings of this type pending a review of its position and the release of public guidance on the issue that can be relied upon by all taxpayers (as opposed to the “private” guidance previously issued to individual taxpayers in the aforementioned private letter rulings).  Because a private letter ruling applies only to the taxpayer to whom it is issued, the Fund is not entitled to rely upon the private letter rulings issued to other mutual funds.  However, the Fund believes that the prior private letter rulings evidence both a correct interpretation of the existing law and the current view of the IRS, consistently applied to a number of similarly situated mutual funds. Accordingly, the Fund intends to treat the income derived from its investment in the Subsidiary as “qualifying income” for purposes of Subchapter M.  As a result, if the IRS were to change its position with respect to the conclusions reached in its private letter rulings (which change in position might be applied to the Fund retroactively), the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.  In such event, the Fund’s Board of Trustees would consider what action to take in the best interests of shareholders.

Wholly-Owned Subsidiary Risk:  The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  The Adviser has, on behalf of the Subsidiary, filed with the National Futures Association a notice claiming exemption from the CFTC’s reporting and disclosure requirements in accordance with Part 4 of the CFTC Regulations.  The CFTC regulations provide relief relating to CFTC disclosure and reporting requirements for commodity pools, such as the Subsidiary, that are operated by a CPO that is the same as, controls, is controlled by or is under common control with the CPO of an offered pool (such as the Fund).  Changes in the laws or regulations of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.  However, the Fund wholly owns and controls the Subsidiary.  The investments of the Fund and Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.  The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Non-Diversification Risk: The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Management of the Fund

The Adviser

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Price Asset Management, Inc., located at 141 W Jackson Blvd, Suite 1320A, Chicago, IL, 60604, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees.  The Adviser is a registered investment adviser.  Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 0.79% of the Fund’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Fund in accordance with its investment objective and policies using the approach discussed in the “Overview” section of this Prospectus.  The Adviser also maintains related records for the Fund.

Fund Expenses. The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.35%, 2.10% and 1.10% of the Fund’s average net assets, for Class A, Class C and Class I respectively, through December 31, 2015, subject thereafter to annual re-approval of the agreement by the Board of Trustees.  The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement will be available in the Fund’s first annual report to shareholders.

Portfolio Managers

John D. Reese.  Mr. Reese is the chief executive officer of Price Asset Management, Inc. where he oversees management, investment and marketing functions. Mr. Reese earned a B.A. in Economics from Westminster College in 1977. Mr. Reese is registered as a principal and associated person of Price Asset Management, Inc. and holds a Series 3 License. Prior to joining Price Asset Management, Inc. in 2012, Mr. Reese was the founder and managing director of Peak View Capital LLC, a private investment firm focused on acquisitions in the asset management industry. Until 2010, Mr. Reese was executive managing director and senior vice-president of Wells Fargo Asset Management's Evergreen Investments division, where he was principally responsible for the European Credit Management Ltd. (ECM) investment subsidiary business in North America. Prior to the acquisition of ECM by Wachovia Bank in 2007, and Wachovia's acquisition by Wells Fargo in 2008, Mr. Reese was president of ECM, Inc., the US-based investment business of ECM from 2002, and a partner and member of the board of directors of the parent firm. From 1981 to 2001, Mr. Reese was employed by Merrill Lynch in a variety of capacities, including most recently as managing director in the Global Debt Markets division in New York.

David F. Schink. Mr. Schink is the chief operating officer and general counsel of Price Asset Management, Inc., where he is responsible for investment activities and operations and legal functions.  Mr. Schink is a registered principal and associated person of Price Asset Management, Inc. and holds a Series 3 license.  Mr. Schink is also a managing partner of Peak View Capital LLC, which he joined in 2011. From 2004 to 2011, Mr. Schink was chief operating officer and general counsel of Contego Capital Partners, LLC, a Chicago-based registered investment advisor specializing in hedge fund investing where he was involved in strategic and day-to-day business affairs and was responsible for legal and regulatory risk management.  From 2000 to 2004, Mr. Schink was an associate at Kirkland & Ellis, LLP, where he represented private equity funds, registered investment advisors and other investment vehicles in a variety of transactions, and from 1998 to 2000 he was an associate at Sidley & Austin, where he represented financial institutions in structuring and negotiating structured finance and secured lending transactions.  Mr. Schink holds a B.A. from Hamilton College and a J.D. from Boston University School of Law.

Roxanne M. Bennett.  Ms. Bennett is the executive vice president and managing director of Price Asset Management, Inc., which she joined in 2007.  Ms. Bennett concentrates on the trading and counterparty risk management.  Prior to joining Price Asset Management, Inc., Ms. Bennett was a director with UBS Securities LLC, a bank owned FCM, from 2006 to 2007.  From 1997 until the purchase of ABN AMRO

Inc. by UBS Securities LLC in 2006, Ms. Bennett was a director of ABN AMRO Incorporated, a bank owned FCM, and ABN AMRO Clearing and Management Services Inc., a registered commodity pool operator and commodity trading advisor (collectively “ABN AMRO”).  At ABN AMRO, Ms. Bennett was responsible for the development and distribution of alternative investment products and was a member of the investment committee selecting commodity trading advisors and hedge funds for asset allocations. In addition, Ms. Bennett oversaw the day-to-day administration and risk management for various alternative investment products.

Alan Konn.  Mr. Konn is the Managing Director of the Institutional Client Group, Co-Chairman of Price Holdings Inc., and Chairman of Price Asset Management, Inc.  He holds FINRA Series 3, 7, 24 and 63 licenses and is an NFA principal.  Mr. Konn joined the Price Group and became registered and a Member with Uhlmann Price Securities Inc. (UPS), our affiliated broker dealer, in early 2003.  In his capacity as Managing Director of UPS, he is responsible for Price Asset Management’s institutional client marketing.  Prior to Price, Alan spent 17 years as an investment executive with William Blair & Co. where he worked as a portfolio manager assisting high net worth clients with asset allocation and investment strategies. Prior to that he was employed by First National Bank of Chicago in the corporate finance department. Alan has a BA in Psychology from Hamline University, and an MBA in Finance and Accounting from UCLA.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

Related Performance Information of the Adviser

The Fund’s investment objective, policies and restrictions are substantially similar to the investment objectives, policies and restrictions used by certain private funds and separate accounts also managed by the Fund’s investment adviser (collectively, the “PAM RICI® Total Composite”), including the RICI® Linked PAM Advisors Fund, LLC (the “Private Fund”).  The PAM RICI® Total Composite represents all accounts that are managed with substantially the same investment objective, policies and strategies as the Fund.  This section presents past performance information for the PAM RICI® Total Composite. PAM RICI® Total Composite is not a mutual fund, but rather a collection of all of the portfolios managed by the Adviser that have investment objectives, policies and strategies that are substantially similar to those of the Fund. The PAM RICI® Total Composite is not subject to the limitations of the 1940 Act and the Internal Revenue Code, which if applicable would have adversely affected the performance results.

The performance of the PAM RICI® Total Composite does not represent, and is not a substitute for, the performance of the Fund, and you should not assume that the Fund will have the same future performance as the PAM RICI® Total Composite.  It is inappropriate and would be inaccurate for an investor to consider the PAM RICI® Total Composite’s performance below as being indicative of the future performance of the Fund.  The Adviser has included this section because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors.

The table shows performance of the PAM RICI® Total Composite over time (as compared with a broad based market index for reference).  All figures assume dividend reinvestment.  The U.S. Dollar is the currency used to express performance. The PAM RICI® Total Composite performance is shown net of the actual fees charged, including management, custodial, and other fees and expenses.   The expenses of the Fund, including the Rule 12b-1 fees imposed on the Fund’s Class A shares, are higher than the expenses of the PAM RICI® Total Composite.  The performance shown in the table for the PAM RICI® Total Composite would be lower if adjusted to reflect the higher expenses of the Fund’s shares.  The fee schedule for the Fund is included in its prospectus.  Indices are unmanaged and it is not possible to invest directly in indices.  As such, year-by-year index figures do not account for any fees or fund expenses.

The past performance in managing other portfolios is no guarantee of future results in managing the Fund.  Please note the following cautionary guidelines in reviewing this disclosure:

•

Performance figures are not the performance of the Fund.  The PAM RICI® Total Composite’s performance shown is not the performance of the Fund and is not an indication of how the Fund would have performed in the past or will perform in the future.  The Fund’s performance in the future will be different from the PAM RICI® Total Composite’s performance presented, due to factors such as differences in the cash flows, different fees, expenses, portfolio size and composition, and possibly asset allocation methodology.  In particular, PAM RICI® Total Composite’s performance is not necessarily an indication of how the Fund will perform, as the portfolio is not subject to investment limitations, leverage restrictions, diversification requirements and other restrictions imposed on investment companies by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on the Fund’s performance.

•

There have been significant fluctuations in the market in the past few years. The performance for the period is shown through September 30, 2014.  The markets have been quite volatile in the last few years, and this trend may continue.  As a result, the performance included herein will not reflect the latest volatility in the markets, if any occurs.

•

The performance shown are averages.  The information below shows annual rates of return for the years indicated, but does not reflect any volatility that may have occurred within a given period.  The following table provides for the PAM RICI® Total Composite’s annual rates of return for the years indicated, without deduction of fees and expenses, as discussed above.

•

Even with the differences that have been outlined between the PAM RICI® Total Composite and the Fund, the PAM RICI® Total Composite’s objective, strategy and policies are substantially similar to the Fund’s and that the management of the PAM RICI® Total Composite would not have been materially different from how this Fund will be managed.

PAM RICI® Total Composite

Year-By-Year Returns

2007 (1)	2008	2009	2010	2011	2012	2013
26.98%	-42.05%	24.79%	17.67%	-10.19%	2.86%	-5.75%

(1)

Returns are shown from the PAM RICI® Total Composite’s inception on May 10, 2007.

(2)

From the inception of the PAM RICI® Total Composite through April 30, 2013, the performance results disclosed reflect the performance results of the Private Fund. From May 1, 2013 through December 31, 2013, the performance results disclosed reflect the performance results of the Private Fund together with three additional accounts which were acquired by the Adviser in April 2013. Both the Private Fund and the additional accounts included in May 2013 were managed with substantially the same investment objective, policies and strategies as the Fund.

Average Annual Total Returns For Periods Ended September 30, 2014

	One Year	Three Year	Five Year	Since Commencement (1)
PAM RICI® Total Composite	-9.80%	-3.23%	0.82%	-1.97%
Rogers International Commodity Index® (reflects no deduction for fees, expenses or taxes) (2)	-8.53%	-1.82%	2.15%	-0.89%
Bloomberg Commodity Index Total Return® (3) S&P 500 Total Return Index®(4)	-6.58% 19.73%	-5.34% 22.99%	-1.37% 15.70%	-4.42% 5.98%

(1)

From the inception of the Private Fund on May 7, 2007.

(2)

The Rogers International Commodity Index® is a U.S. dollar-based, total return index. The Index was designed to meet the need for consistent investing in a broad based international vehicle; it represents the value of a basket of commodities consumed in the global economy, including agricultural, energy and metal products.

(3)

The Dow Jones-UBS Commodity Index Total Return®  was renamed on July 1, 2014 to the Bloomberg Commodity Index Total Return®  The Bloomberg Commodity Index Total Return® is an unmanaged index composed of futures contracts on physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

(4)

The S&P 500 Total Return Index® is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The index tracks the performance of the large cap U.S. equity market.

Shareholder Information

Choosing a Share Class

Description of Classes.  The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares.  The Fund has registered five classes of shares – Class A, Class C, Class N, Class I and Class R shares.  Currently, only Class A, Class C and Class I shares are being offered.  The different classes of shares represent investments in the same portfolio of securities, but the classes are generally offered through different distribution channels and are subject to different expenses and may have different share prices as outlined below:

•

Class A shares are charged a front-end sales load.  The Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee. Class A shares are generally offered through financial intermediary platforms, including, but not limited to, traditional brokerage platforms.

•

Class C shares are sold without an initial sales charge, but are subject to a 1.00% Rule 12b-1 distribution and servicing fee.  Class C shares are generally offered through financial intermediary platforms, including, but not limited to, traditional brokerage platforms.

•

 Class I shares are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund. Class I shares are generally offered through transaction fee platforms and other financial intermediary platforms, including, but not limited to, asset allocation, mutual fund wrap, or other discretionary and non-discretionary fee-based investment advisory programs, as well as directly from the Fund’s distributor.

More About Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to Rule 12b-1 distribution and service fees of up to 0.25% of the average daily net assets of Class A shares.  The minimum initial investment in Class A shares of the Fund is $5,000.  The minimum subsequent investment in Class A shares of the Fund is $500 for all other accounts. The Fund may waive or reduce its minimum initial or subsequent investment amount from time to time in the sole discretion of the Adviser. The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The Fund reserves the right to waive sales charges at its discretion.  The following sales charges apply to your purchases of Class A shares of the Fund:

Amount of Transaction	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Dealer Reallowance as a Percentage of Public Offering Price
Less than $25,000	5.50%	5.82%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.25%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 or more	0.00%(2)	0.00%	1.00%

(1)

Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)

Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on the shares redeemed. In addition, a CDSC of up to 1.00% of the purchase price will be charged to the shareholders who received a sales charge waiver and then redeem their shares within one year after purchase. This CDSC will be based on the lower of the cost of the shares or their NAV at the time of redemption.

Reducing Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund’s distributor, Northern Lights Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13 month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•

Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Waiving Your Class A Sales Charge

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

•

Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares and their immediate families.

•

Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•

Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisers).

•

Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”).CDSC of up to 1.00% of the purchase price will be charged to the shareholders who received a sales charge waiver and then redeem their shares within one year after purchase. This CDSC will be based on the lower of the cost of the shares or their NAV at the time of redemption.

The Fund also reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.”  If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account.  Those terms and conditions may supersede the terms and conditions discussed here.  Contact your selling agent for further information.

Further information regarding the Fund’s sales charges, breakpoints and waivers is available free of charge upon request.

More About Class C Shares

Class C shares of the Fund are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

The Adviser will advance to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, 1.00% of the purchase price of Class C shares from the Adviser’s own resources, at the time of purchase. The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees (as described above) during the first year after purchase to the Adviser in satisfaction of the advance. The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

The minimum initial investment in Class C shares of the Fund is $5,000.  The minimum subsequent investment in Class C shares of the Fund is $500. The Fund may waive or reduce its minimum initial or subsequent investment amount from time to time in the sole discretion of the Adviser.

More About Class I Shares

Class I shares may be purchased without the imposition of any sales charges.  The Fund offers Class I shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.  Class I shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs.  In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund.  Class I shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution fees.  The minimum initial investment in Class I shares of the Fund is $5,000,000.  The minimum subsequent investment in Class I shares of the Fund is $10,000. The Fund may waive or reduce its minimum initial or subsequent investment amount from time to time in the sole discretion of the Adviser.

Share Price

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s investments are valued each day at the last quoted sales price on each security’s primary exchange.  Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale, at the mean between the current bid and ask prices on such exchange.  Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the valuation date.  Index Options contracts listed on a securities exchange or board of trade for which market quotations are readily available are valued at the mean between the current bid and ask prices on the valuation date.  Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean between the current bid and ask prices on the valuation date.  Futures are valued based on their daily settlement value.  If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s investments.  In addition, market prices for foreign investments are not determined at the same time of day as the NAV for the Fund.  Because the Fund may invest in futures interests primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not compute NAV, the value of some of the Fund’s portfolio investments may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign investments held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund’s portfolio investments can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price an investment may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the investment.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

How to Purchase Shares

The Fund currently offers three classes of shares so that you can choose the class that best suits your investment needs: Class A, Class C and Class I shares.  The main differences between each class are sales charges and ongoing fees and expenses. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund.  Not all share classes may be available for purchase in all states.

Purchase by Mail.  To purchase the Fund’s shares, simply complete and sign the Account Application and mail it, along with a check made payable to “PCS Commodity Strategy Fund” to:

via Regular mail to:

or via Overnight mail to:

PCS Commodity Strategy Fund

PCS Commodity Strategy Fund

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P.O. Box 541150

17605 Wright Street

Omaha, NE 68154

Omaha, NE 68130

Purchase through Brokers. You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire.  If you wish to wire money to make an investment in the Fund, please call the Fund at 1-844-828-3242 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan.   You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Fund at 1-844-828-3242 for more information about the Fund’s Automatic Investment Plan.  Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Fund’s discretion.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to “PCS Commodity Strategy Fund.”  The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Anti-Money Laundering Program.  The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•

full name;

•

date of birth (individuals only);

•

Social Security or taxpayer identification number; and

•

permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program.  The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 1-844-828-3242.

How to Redeem Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular mail to:

or via Overnight mail to:

PCS Commodity Strategy Fund

PCS Commodity Strategy Fund

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P.O. Box 541150

17605 Wright Street

Omaha, NE 68154

Omaha, NE 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-844-828-3242. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.  Please contact the Fund at 1-844-828-3242 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period).  The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance falls below $2,500, for Class A shares, $2,500 for Class C Shares and $100,000 for Class I Shares, the Fund may notify you that, unless the account is brought up to at least $5,000 for Class A shares, $5,000 for Class C Shares or $250,000 for Class I shares within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below required minimum due to a decline in NAV.

Redemption Fee

The Fund will deduct a 1% redemption fee on the redemption amount if you sell your shares less than 30 days after purchase or shares held less than 30 days are redeemed for failure to maintain the Fund’s balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 1% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

•

Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•

Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

•

Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

•

Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

•

Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

•

Redemptions or exchanges due to the death or disability of a shareholder, pursuant to a qualified domestic relations order or divorce decree, or similar situations where the Fund, in its discretion, believes it is appropriate in the circumstances.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;”

•

Rejecting or limiting specific purchase requests; and

•

Charging a 1.00% redemption charge if shares are held less than 30 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding.  To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Fund at 1-844-828-3242 on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

Shares of one of the Class of the Fund will not be exchangeable for shares of other Classes.

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 17605 Wright Street, Omaha, NE 68130, and serves as distributor and principal underwriter to the Fund.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Shares of the Fund are offered on a continuous basis.

Distribution and Shareholder Servicing (12b-1) Plans

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “12b-1 Plans”) under the 1940 Act applicable to each of Class A and Class C shares.  Under the 12b-1 Plans, the Fund is authorized to pay the Fund’s distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Fund and the provision of personal services to shareholders.  The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets annually for Class A shares and 1.00% of the Fund’s average daily net assets annually for Class C shares.  The distributor may pay any or all amounts received under the 12b-1 Plans to other persons, including the Adviser, for any distribution or service activity.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

In addition to the fees paid under the 12b-1 Plans, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Additional Compensation to Financial Intermediaries

The distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to service fees paid by the Fund, if any.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Distributions and Taxes

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Code, the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning the Fund’s shares.

Other Reporting and Withholding Requirements.  Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income and dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the gross proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it either enters into a valid agreement with the IRS or otherwise complies with the specific requirements and provisions of an applicable intergovernmental agreement, in each case to, among other requirements, to collect and report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Financial Highlights

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Funds at this time. In the future, financial highlights will be presented in this section of the Prospectus.

PRIVACY NOTICE

Rev. April 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

NorthStar Holdings, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Gemini Alternative Funds, LLC

•

Gemini Hedge Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

Investment Adviser

Price Asset Management, Inc.

141 W Jackson Blvd, Suite 1320A

 Chicago, IL, 60604

Independent Registered Public Accounting Firm

McGladrey LLP

555 17th Street, Suite 1000

Denver, CO 80202

Legal Counsel

Alston & Bird, LLP

950 F Street NW

Washington, D.C. 20004

Custodian

MUFG Union Bank, National Association

400 California Street

San Francisco, CA  94104

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

17605 Wright Street

Omaha, NE 68130

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

 PCS Commodity Strategy Fund

a series of the Northern Lights Fund Trust II

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-844-828-3242 or by writing to:

PCS Commodity Strategy Fund

c/o Gemini Fund Services, LLC

17605 Wright Street

Omaha, NE 68130

Information is also available at www.priceasset.com.

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•

free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;

•

for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or

•

for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

___________________________________________________________________________________
(The Trust’s SEC Investment Company Act file number is 811-22549)